UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2021

Gulfport Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19514	86-3684669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Quail Springs Parkway

Oklahoma City, Oklahoma 73134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (405) 252-4600

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GPOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulations FD Disclosure.

On May 18, 2021, the Company issued a press release announcing that it has successfully completed its restructuring process and emerged from Chapter 11 protection. A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Additionally, on May 18, 2021, the Company posted an investor presentation to the Investors section of the Company’s website: https://ir.gulfportenergy.com/. A copy of the investor presentation is included as Exhibit 99.2 hereto and is incorporated herein by reference.

The information in this Form 8-K is being furnished, not filed, pursuant to Item 7.01. Accordingly, the information will not be incorporated by reference into any document filed by Gulfport Energy Corporation under the Securities Act of 1933, as amended, except as set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

99.1	Press Release dated May 18, 2021.
99.2	Investor Presentation, May 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2021	Gulfport Energy Corporation

	By:	/s/ Patrick Craine
	Name:	Patrick Craine
	Title:	Executive Vice President, General Counsel and Corporate Secretary

2